EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MetAlert, Inc. (the “Company”) on Form 10-Q, for the period ended June 30, 2025 as filed with the Securities and Exchange Commission, I, Alex McKean, Interim Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: December 11, 2025

/s/ ALEX MCKEAN
Name:	Alex McKean
Its:	Chief Financial Officer (Principal Financial Officer)